UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 27, 2012

Endeavour International Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	001-32212	88-0448389
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

811 Main Street, Suite 2100, Houston, Texas		77002
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(713) 307-8700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As used in this Form 8-K, the terms “Endeavour,” “we,” “us,” “our” and similar terms refer to Endeavour International Corporation and, unless the context indicates otherwise, its consolidated subsidiaries.

On November 27, 2012, we appointed Stanley W. Farmer, age 45, as Vice President and Chief Accounting Officer of Endeavour. From June 2012 to November 2012, Mr. Farmer served as Interim Corporate Controller of ENGlobal Corporation, a publicly-traded engineering and construction company. From December 2010 to October 2011, Mr. Farmer served as President and Chief Financial Officer at SulphCo, Inc., a publicly-traded development stage energy technology company. His additional roles at SulphCo included Vice President – Chief Financial Officer, Treasurer and Corporate Secretary from June 2007 to December 2010. Mr. Farmer began his career in public accounting with KPMG LLP, an international audit and business strategy consulting firm, where he rose to the title of manager and then at Arthur Andersen LLP, an international audit and business strategy consulting firm, where he rose to the title of senior manager. Mr. Farmer has over 20 years of corporate, financial and public accounting experience. Mr. Farmer is a certified public accountant.

In addition, Mr. Farmer will be awarded 19,000 shares of our common stock that will vest in one-third increments over a three-year period from the date of grant.

There are no related party transactions between Endeavour and Mr. Farmer. There is no arrangement or understanding between Mr. Farmer and any other person pursuant to which Mr. Farmer was appointed as Chief Accounting Officer. Mr. Farmer does not have any family relationships with any director, executive officer, or person nominated or chosen to become a director or executive officer of Endeavour.

Also on November 27, 2012, Robert L. Thompson announced his planned retirement from Endeavour. Mr. Thompson will remain with Endeavour until an undetermined time in 2013, in an advisory role, as he transitions his responsibilities to Mr. Farmer and others at Endeavour. Mr. Thompson has served as our Senior Vice President, Chief Accounting Officer and Corporate Planning since June 2007; prior to that he was Vice President, Chief Accounting Officer since March 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Endeavour International Corporation

November 29, 2012	By:	/s/ Stanley W. Farmer

Name: Stanley W. Farmer
Title: Vice President and Chief Accounting Officer